Gadsden Dynamic Multi-Asset ETF (GDMA)
(the “Fund”)
(a series of EA Series Trust)
Listed on Cboe BZX Exchange, Inc.
April 25, 2024
Supplement to the
Summary Prospectus and Prospectus, each dated January 31, 2024
The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus and Prospectus
The summary section entitled “Principal Investment Strategies” of the Summary Prospectus and the Prospectus is replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that the Fund’s portfolio managers believe offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities, foreign securities, currencies, bonds, and real estate investment trusts (REITs). Generally, Gadsden (defined below) selects investments for the Fund’s portfolio based on its long-term view of macroeconomic factors. That is considered a “strategic” approach. Through that approach, the Fund’s portfolio will generally have exposure to a variety of asset classes, geographies, and market capitalizations. Additionally, for a portion of the Fund’s portfolio, Gadsden may seek to change the Fund’s investment portfolio based on its short-term view of the markets, which is referred to as a “tactical” approach.
The Fund’s risk or return is not managed relative to any securities index or securities benchmark. Rather, the portfolio managers make allocation decisions based on their view of the projected investment environment, attractiveness, and future return for a particular asset class or securities. The Fund may invest globally in any asset class or security and may at times have significant exposure to a single asset class. The Fund may focus its investments in particular asset classes, sectors, regions, or countries, and in companies of any market capitalization, which allocations may change over time. Additionally, the Fund may invest in assets classes that are considered lower-risk (e.g., inflation-linked bonds or fixed income securities), higher-risk (e.g., equities or REITs), or a mix of both groups.
The Fund’s investment adviser, Empowered Funds, LLC (the “Adviser”) has engaged Gadsden, LLC (“Gadsden” or the “Sub-Adviser”) as investment sub-adviser to support management of the Fund. Gadsden will perform its services as a non-discretionary sub-adviser, which means that Gadsden will not be responsible for selecting brokers or placing the Fund’s trades. Rather, Gadsden will provide trade recommendations to the Adviser and, in turn, the Adviser will be responsible for selecting brokers and placing the Fund’s trades. It is anticipated that the Adviser will generally adhere to Gadsden’s recommendations.
Regardless of whether the portfolio managers are using a tactical approach or a strategic approach, the portfolio managers evaluate potential investments using both fundamental analyses and quantitative methods. A fundamental analysis is a method of measuring a security’s intrinsic value. Through a fundamental analysis, the portfolio managers seek out securities priced below their real worth. Gadsden also uses a proprietary investment model that generates signals based on a quantitative analysis, which together with the results of the Sub-Adviser’s fundamental analysis, is then used to determine in which securities to buy, sell, or hold. The Sub-Adviser’s model is based on whether the model anticipates a market advance, correction, or decline. The Adviser will generally sell securities or other instruments when, based on Gadsden’s recommendations, better opportunities have become available.
The Fund’s portfolio construction typically includes investments across a variety of global asset classes, including corporate, government (U.S. or foreign), inflation-linked, and high-yield debt instruments (also known as “junk” bonds); cash and cash equivalents; commodity interests (including foreign currencies, precious metals, and other physical or nonphysical commodities); and REITs. The Fund’s investments in fixed income instruments may include those of any maturity or credit quality. The Fund’s portfolio may also utilize inverse, inverse leveraged, and leveraged exchange-traded vehicles (such as ETFs) to obtain exposure to one or more asset classes (i.e., inverse or inverse leveraged exchange-traded vehicles to obtain short exposure to an underlying asset class and leveraged exchange-traded vehicles to obtain investment results that match a multiple of the performance of an underlying asset class).
For each asset class in which the Fund invests, Gadsden will recommend to the Adviser whether the Fund should invest directly in securities or other instruments of that asset class or indirectly through one or more pooled vehicles that seeks to track the performance of the asset class (including ETFs, exchange-traded notes, and exchange-traded commodities). Consequently, the Fund’s investments in other exchange-traded vehicles may range from 0% to 100% of the Fund’s portfolio.
The Fund may take short positions in one or more asset classes (i.e., diversified collections of stocks, bonds, commodities) through its investment in inverse or inverse leveraged exchange-traded vehicles based on the Sub-Adviser’s fundamental analysis. The Sub-Adviser believes these asset classes tend to share reliable and unique sensitivities to economic macro factors, such as rising and falling economic growth expectations, inflation expectations, or liquidity expectations. When, in the Sub-Adviser’s opinion, an asset class is trading above its real worth, the Fund may invest in inverse or inverse leveraged exchange-traded vehicles to obtain short exposure to such asset class.
The Sub-Adviser’s investment process is macro-focused, looking to add value through targeted but diversified exposures to, among others, sectors, specific countries, and currencies. The Sub-Adviser will make asset allocation decisions based on its view of the projected investment environment, attractiveness (or lack thereof), and future return for a particular asset class or securities. The Sub-Adviser uses a broad array of signal and research inputs (e.g., momentum signals, risk-related signals, stress test simulations, and third-party research recommendations) to identify inverse and inverse leveraged exchange-traded vehicles for the Fund. The Fund may invest in inverse and inverse leveraged exchange-traded vehicle that provides exposure to any asset class or security that is believed to be overvalued or in an attempt to isolate a specific factor or to refine the Fund’s broader exposure to the market (e.g., inverse U.S. treasuries ETFs vs. inverse U.S. TIPS ETFs to isolate the Fund’s exposure to inflation). This may result in the Fund investing in inverse or inverse leveraged exchange-traded vehicles, such as sector ETFs, size and style ETFs, and ETFs representing certain geographic regions. The Fund may invest in inverse or inverse leveraged exchange-traded vehicles that provide exposure to fixed-income asset classes (e.g., inverse Treasury ETFs, inverse corporate bond ETFs, inverse emerging market bond ETFs, inverse Treasury TIPS ETFs, inverse currency ETFs, inverse commodity ETFs, and inverse thematic ETFs). An inverse or inverse leveraged exchange-traded vehicle will benefit when the price of its target asset class falls and will lose value when the price of its target asset class rises.
The “Commodity-Linked Derivatives Tax Risk” and “Short Sale Risk” in i) the summary section entitled “Principal Risks” of the Summary Prospectus and the Prospectus and ii) the sub-section entitled “Additional Information about the Fund—Additional Information about the Fund’s Risks” of the Prospectus are deleted in their entirety.
The “Commodities Risk” and “Derivatives Risk” in i) the summary section entitled “Principal Risks” of the Summary Prospectus and the Prospectus and ii) the sub-section entitled “Additional Information about the Fund—Additional Information about the Fund’s Risks” of the Prospectus are deleted in their entirety and replaced with the following:
Commodities Risk. The Fund may invest in exchange-traded vehicles that invest directly or indirectly in various types of commodities. These investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.
Because some commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in those countries could have a disproportionate impact on the prices of those commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. The Fund’s exposure to physical commodities, ETCs, and other commodity-related investments through its investments in exchange-traded vehicles may present certain tax risks to the Fund, including the possibility the Fund might fail to qualify as a regulated investment company, and be subject to U.S. federal income tax at the Fund level.
Derivatives Risk. The Fund may invest in exchange-traded vehicles, including ETFs, that invest in various derivative instruments. Derivative investments have risks, including the imperfect correlation between the value of the instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Through these investments, the Fund may be indirectly exposed to additional risks. For example, if an exchange-traded vehicle contracts with a counterparty, the Fund indirectly bears the risk that the counterparty fails to honor its obligations, causing the exchange-traded vehicle, and therefore the Fund, to lose money and decline in value. Derivatives used by an exchange-traded vehicle may include leverage, allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. The use of leverage is speculative and could magnify losses. Although certain ETFs may comply with their obligations related to certain derivatives in accordance with Rule 18f-4 under the Investment Company Act of 1940, as applicable, such ETF’s value-at-risk limitations (if applicable) may not prevent losses greater than the value of those obligations. Other exchange-traded vehicles may not employ any risk management procedures at all, leading to even greater losses. Due to the Fund’s investments in exchange-traded vehicles, the value of the Fund’s Shares may be volatile.
The summary section entitled “Principal Risks” of the Summary Prospectus and the Prospectus and the sub-section entitled “Additional Information about the Fund—Additional Information about the Fund’s Risks” of the Prospectus are revised to include “Commodity ETF Risk,” as follows:
Commodity ETF Risk. Commodity ETFs are generally not registered as investment companies for purposes of U.S. federal securities laws, and are not subject to regulation by the SEC as investment companies, although some commodity ETFs may be registered investment companies. Consequently, the owners of a non-investment company commodity ETF do not have the regulatory protections provided to investors in investment companies. For example, the provisions of the 1940 Act that limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances) or limit sales loads do not apply to commodity ETFs. Commodity ETFs do not hold or trade in commodity futures contracts regulated by the Commodity Exchange Act (“CEA”), as administered by the Commodity Futures Trading Commission (“CFTC”). Furthermore, commodity ETFs are not a commodity pool for purposes of the CEA, and their sponsors are not subject to regulation by the CFTC as a commodity pool operator, or a commodity trading adviser. Consequently, the owner of a commodity ETF does not have the regulatory protections provided to investors in CEA regulated instruments or commodity pools, the sponsor is not subject to registration as a commodity pool operator, and the owners of the commodity ETF do not receive a disclosure document or certified annual report required to be delivered by a commodity pool operator. To the extent that the Fund invests in a commodity ETF, the Fund may be subject to duplicative advisory and administrative fees.

Please retain this Supplement for future reference.
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